Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of LaBarge, Inc. (the “Company”) on Form 10-Q for the period ended January 2, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Craig E. LaBarge, Chairman of the Board, Chief Executive Officer and President of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 4, 2011	/s/CRAIG E. LaBARGE
Craig E. LaBarge
Chairman of the Board,
Chief Executive Officer and President